Exhibit 99.3

1 3/26/23 Update

2 Forward - Looking Statements This presentation contains forward - looking statements. All statements other than statements of historical facts may be forward - l ooking statements. Forward - looking statements generally relate to future events and include, without limitation, projections, forecasts and estimates ab out possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. Some of these statemen ts may include words such as “expects,” “anticipates,” “believes,” “estimates,” “targets,” “plans,” “potential,” “intends,” “projects,” and “indicates.” Although they reflect our current, good faith expectations, these forward - looking statements are not a guarantee of future performance, and involve a number of risks, uncertainties, estimates, and assumptions, which are difficult to predict . Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward - looking statements include, but are not necessarily limited to : the current noncompliance with the minimum bid requirement pursuant to the Nasdaq Listing Rules ; the duration and magnitude of the COVID - 19 pandemic and related containment measures ; our management of growth ; the execution of our business strategies, implementation of new initiatives, and improved efficiency ; our sales and marketing efforts ; our manufacturing capacity, performance, and cost ; our ability to obtain future regulatory approvals ; our financial estimates and needs for additional financing ; consumer acceptance of and competition for our clear aligners ; our relationships with retail partners and insurance carriers ; our R&D, commercialization, and other activities and expenditures ; the methodologies, models, assumptions, and estimates we use to prepare our financial statements, make business decisions, and manage risks ; laws and regulations governing remote healthcare and the practice of dentistry ; our relationships with vendors ; the security of our operating systems and infrastructure ; our risk management framework ; our cash and capital needs ; our intellectual property position ; our exposure to claims and legal proceedings ; and other factors described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10 - K for the year ended December 31 , 2022 . New risks and uncertainties arise over time, and it is not possible for us to predict all such factors or how they may affect us . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. We are under no duty to update any of these forward - l ooking statements after the date of this presentation to conform these statements to actual results or revised expectations. You sho uld , therefore, not rely on these forward - looking statements as representing our views as of any date subsequent to the date of this presentation. Market and Industry Data This presentation also contains estimates and other statistical data obtained from independent parties and by us relating to mar ket size and growth and other data about our industry and ultimate consumers. This data involves a number of assumptions and limitations, and you are cauti one d not to give undue weight to such estimates and data. In addition, projections, assumptions, and estimates of our future performance and the future perfor man ce of the geographic and other markets in which we operate are necessarily subject to a high degree of uncertainty and risk. We provide additional di scl osures regarding our marketing claims on our web site which can found at smiledirectclub.com/claims/. Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including adjusted EBITDA (“Adjusted EBITDA”) and Free Cash Flow . We utilize certain non - GAAP measures, including Adjusted EBITDA, and Free Cash Flow to evaluate our actual operating performance and for planning and forecasting of future periods . These non - GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently . We provide a reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures in the appendix to this presentation and in our Current Report on Form 8 - K announcing our quarterly earnings results, which can be found on the SEC’s website at www . sec . gov and our website at investors . smiledirectclub . com . We do not provide a reconciliation of forward - looking Adjusted EBITDA to the most directly comparable GAAP financial measure (net loss), as the reconciliation to the corresponding GAAP measure is not available due to the variability, complexity and limited visibility of the non - cash items that are excluded from forward - looking Adjusted EBITDA . This presentation is a supplement to, and should be read in conjunction with, SmileDirectClub’s earnings release for the quarter ended December 31 , 2022.

3 Mission driven business delivering shareholder value through innovation.

Our Vision: Become the world’s leading oral care brand by helping more people realize the life - changing potential of a confident smile. 4

We started by disrupting the 120+ year old orthodontic industry. We created the first telehealth platform for orthodontia that connects doctors with their patients, removing significant barriers to open teeth straightening to entirely new populations where it was historically out of reach. Now, with a winning team and best - in - class partnerships , we’re making it increasingly convenient, more affordable, and more comfortable by utilizing the transformative innovations in digital scanning, materials science, and taking a “big data” approach to treatment planning and in - treatment monitoring to improve outcomes. Evolve the brand into an everyday oral care staple: Through transformative innovation , we will democratize access to quality daily routine oral care products with superior performance. SmileDirectClub should own the oral care half of the bathroom vanity countertop. This grows our brand presence and connection points by offering oral care products in retail, and online, and through subscription models, keeping us physically present to be top of mind. Extend the access spectrum: Building on the success we’ve seen with our telehealth model, we will launch offerings that appeal to even more people , including orthodontia’s traditional customers. This includes a higher - end, hybrid (in - person and virtual) service model for teens and high - income households delivered via a large and comprehensive network of dental offices. Establish SDC as the largest referrer of dental care: Strengthen our Partner Network by introducing partner practices to new patients as the first step in their teeth straightening journey and through AI - driven diagnosis via connected devices . Our vision. 5

Expand Our Reach…

Pairing assets with a multi-channel portfolio approach

Strategic Assets

Trusted Brand	Phone Scanning	Lead Engine	Treatment Planning	Aligner Manufacturing	Telehealth Platform
among professionals & consumers with about 60% aided awareness and products in >16K locations	*tech that allows customers to see results in minutes vs. weeks, monitor treatment progress, hygiene, and reduce office visits for refinements*	*generating >8,000 leads a day of a highly sought-after customer base*	*highly automated solution that is scalable and capable of building plans for >90% of teeth-straightening cases*	*with automation that enables cost effective production of >20MM comfortable, custom aligners annually*	*with 24/7 access to dental professionals that help ensure results and maintain quality of care*

Channel Portfolio

	Telehealth Only (no-PN) ✓	Telehealth Hybrid (GP) ✓	Wholesale SDC Brand	White Label Aligners	Tech/Brand Licensing
Channel	*for customers that are comfortable with telehealth and looking for a discount on total cost*	*for GP's needing a turnkey aligner solution (PN/CarePlus) & for customers looking for an in-person professional*	*with a wholesale pricing model that gives GPs and Ortho's more pricing and treatment plan flexibility*	*utilize SDC treatment planning & manufacturing through existing sales networks of other brands*	*through strategic partners that allow SDC to participate in broader category growth*
Customers	*SmileDirectClub.com*	*General Practitioners Seeking a Turnkey Solution*	*GPs & Orthos Directly*	*GPs & Orthos through DSOs & Dental Suppliers*	*GPs & Orthos through Existing Aligner Brands*

✓=Current Business Channel

6

Our Mission: Democratize access to a smile each and every person loves. through driven by with Grow existing base and acquire new customer segments Dissatisfaction with the status quo coupled with a pipeline of innovation Attracting and retaining top talent and partners Demonstrating investment focus and discipline across the organization in every decision we make Expand our reach Transformative innovation A winning team Rigorous financial discipline Our strategic pillars. 7

Making it easier to get started Faster and more accurate treatment plans More comfortable and effective aligners Staying on track Keeping smiles healthy – for life Increase sales conversion and customer access to drive revenue growth Increase efficiency and productivity to reduce costs Increase appeal and referrals from a superior aligner product + experience Optimize treatment process to delight customers and reduce costs Increase long - term value through diversified and reoccurring revenue streams Building an innovation portfolio with multi - channel benefits 8 …Through Transformative Innovation .

5 1 9 Key initiative overview.

10 Our SmileMaker Platform uses AI scanning through your smartphone to deliver a view of your potential new smile in minutes. This transformative process will shrink the ability to scan and buy your aligners from weeks to minutes. Entire scan done in approximately 2 minutes

SmileMaker Platform is an innovative proprietary AI technology that will drive stronger sales conversion rates.

SmileMaker Model Summary

- Current web site conversion rate per visitor is ~0.5%
  - Large opportunity to increase web site conversion rate by leveraging proprietary AI technologies to shorten treatment plan presentation to customer and the ability to buy now
- A 25bps of improvement would be worth ~$200 million in annual incremental aligner revenue and up to $160 million Adjusted EBITDA

Illustrative example of increased conversion from SmileMaker:



CURRENT STATE
website daily visitors
200K
Smile Assessment
Kits & Scans
1 – 3 Weeks
Buy Aligners
0.50%
1K
Current Funnel Drop Offs
• Show rate
• Cancel rate
• Reschedule rate
• Kit return
• Impression acceptance rate
• Retake kit
• Photo upload
• Photo acceptance
Reduces time from scan to order from weeks to minutes
Buy moves up-funnel
SmileMaker
website and app store daily visitors
200K
Download Scan / Draft Treatment Plan
1 – 3 Minutes
Buy Aligners
Buy Aligners
0.75%
1.5K

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11

Partner network provides CarePlus access to target customer.

	Traditional Customer	Expanded Customer Base with CarePlus
Target consumer.	Historically focused on serving the $70k income consumer without previous access to teeth straightening	Expanding customer base to higher income and teen segments
Price leader.	Price leadership at a lower cost to traditional braces and competitor clear aligners – $2,050 or $89 per month	A higher price point at $3,900 which provides enhanced access to care, while improving economics to both Partners and SDC
Product.	Refined production know-how and scale capabilities of core 22-hour aligner and nighttime products	Clear aligner product combined with an initial set of retainers and other SDC products
Service.	24/7 global customer care team with app enabled support	High touch, white-glove experience including in person clinician visits, with access to both locally-based and telehealth doctor enabled enhancements
Journey starts.	Journey entry points primarily via SmileMaker or SmileShop scans and secondarily via the Partner Network	Mandatory in person office visit required via Partner Network or SmileShop located in dental office with pilot launched in Q1 2023

12

CarePlus research confirms strength of offering

HHI Consumers

CarePlus is a compelling proposition for HHI consumers. 73% of higher household income customers surveyed indicated a likelihood to purchase.[1]

Interest in CarePlus concept by income bracket

	CarePlus $3900
Overall (incomes $25K and up)	**70%**
Under $125K (net)	**68%**
$25,000 to $49,999	61%
$50,000 - $74,999	66%
$75,000 - $124,999	75%
$125K+ (net)	**73%**
	72%
$150,000 to $199,999	71%
$200,000 to $299,999	73%
$300,000 or more	83%

Current Partners

Interest in CarePlus is strong with existing Partner Network partners to expand their offering with CarePlus.[2]

92% of current partners would like to have both traditional SmileDirectClub & SmileDirectClub CarePlus options

Because SmileDirectClub CarePlus...

- Is a great **clinical fit**
- Enhances **compliance**
- Will help **retain & refer** patients
- **Provides economic benefit**

smile direct club

1) Source: CarePlus Quant Research, April 2022, n = 2,126 (US HHI $125K+). Research with US gen pop, 18-65 years old, who are interested in straightening their teeth, or their teen's, in next 3 years, or have straightened their teeth or their teen's in the past 3 years, or are currently in treatment for themselves or their teen's.
2) Source: Qualitative Research conducted by a third-party, Actionable research, May-June 2022, n = 12. Research with Partner Network dentists with practices that serve mostly higher income households ($125K+).

14 A brand customers love & a business positioned for growth.

Brand and business model are well positioned to take advantage of large market with unique set of strategic assets. 15 Large and growing market 1 ▪ Global orthodontics market is large and underserved, and TAM is expanding as aligners are more accessible ▪ Secular shift from wires and brackets to clear aligners ▪ COVID - 19 has accelerated facetime: we’ve never been more aware of our own smiles Trusted brand among customers & professionals 2 ▪ B rand that consumers love (more than 1.7M smiles straightened) ▪ Second largest aligner brand and largest DTC orthodontics brand in the world ▪ Premier t eledentistry platform offering consumers accessibility & convenience Leading orthodontic telehealth channel 3 ▪ Largest DTC orthodontic channel in the world provides attractive unit economics and substantial growth despite temporary macroeconomic factors ▪ Strong omnichannel presence maximizes consumer addressability ▪ Closed loop system offers optimal conversion from sophisticated CRM strategy and opportunities to enhance clinical outcomes from robust data library Differentiated value proposition via teledentistry platform 4 ▪ Complementary to DTC offering, meeting patients where and when they are: in - chair or at home ▪ Professional channel strategy enhances options for consumers to seek treatment, broadening addressability ▪ Addresses key consumer demands offering convenience, access and lower cost of care Vertically integrated model 5 ▪ Substantial investment in treatment planning, manufacturing, contact center and teledentistry platform ▪ >$300M of capex, including streamlined state - of - the - art manufacturing facility in Tennessee ▪ Vertically integrated model allows business to gain profitable leverage on scale and effectively focus on the end - to - end customer experience ▪ B rand that consumers love (more than 1.9M smiles straightened) ▪ Second largest aligner brand and largest telehealth orthodontics brand in the world ▪ Premier t eledentistry platform offering consumers accessibility & convenience ▪ Largest telehealth orthodontic channel in the world provides attractive unit economics and substantial growth despite temporary macroeconomic factors ▪ Strong omnichannel presence maximizes consumer addressability ▪ Closed loop system offers optimal conversion from sophisticated CRM strategy and opportunities to enhance clinical outcomes from robust data library ▪ Complementary to telehealth offering, meeting patients where and when they are: in - chair or at home ▪ Professional channel strategy enhances options for consumers to seek treatment, broadening addressability ▪ Addresses key consumer demands offering convenience, access and lower cost of care ▪ Substantial investment in treatment planning, manufacturing, contact center and teledentistry platform ▪ >$400M of capex, including streamlined state - of - the - art manufacturing facility in Tennessee ▪ Vertically integrated model allows business to gain profitable leverage on scale and effectively focus on the end - to - end customer experience

1 Large and growing market

We’ve brought >1.9MM smiles to customers worldwide through our professional network of licensed orthodontists & dentists.



1.9M+ smiles straightened



232K initial aligner orders shipped[1]



10M+ annual aligners trays produced[2]



An **affiliated network** of state-licensed doctors in our telehealth platform

$5B+ saved by consumers who chose SmileDirectClub aligners over braces since 2014[3]



1) Shipped in 2022. 2) Produced in 2022. 3) Calculated using the SinglePay price for SmileDirectClub aligners as of 4/20/2022 vs. average fees (including diagnostics and in-person exams) for treatment of mild-to-moderate malocclusion with braces as reported in a survey of orthodontists. Price comparison does not include additional costs, such as retainers. As treatment is highly individualized, results may not be the same.

16

17 C onsumers considering straightening their teeth typically do one or all of the following: 1. S earch online to understand their options 2. Ask a friend or family member which option they should choose 3. Ask a dentist Based on our research, our product and customer experience is competitive with Invisalign and less expensive. 1 Our focus continues to be on improving perception across these three channels to continue to gain market share. Changing perceptions, habits and beliefs is critical to the next phase of our growth as we work to expand our reach and overall share of the market . The following pages provide supplemental information to outline the progress we have made across these three channels. 1 Source: Third - party market research firm research on file at SmileDirectClub; Based on over 1,200 respondents. Online Dentist Friends & Family When customers are considering who to trust, they reference three important channels. 2 Trusted brand among customers & professionals

Source: Internal company surveys, public information . Data as of December 2022. 1 Average of Google and Trustpilot Review Ratings. 2 Source: Third - party NPS scores were independently sourced and calculated surveying 748 customers who completed clear aligner the rapy with SDC, Invisalign, or teledentistry competitors in the last 12 months. 18 We have made considerable progress on brand perception, and our satisfaction scores consistently track higher than telehealth peers. We have built a brand that our customers love. Approx. 21% of customers come from referrals. Avg Rating (1) 4.8/5.0 with over 108K member reviews. BBB rating of A+ 2 Trusted brand among customers & professionals Total # of Reviews 108,717 7,432 19,844 0 20,000 40,000 60,000 80,000 100,000 120,000 SDC Telehealth players DSO Total Google/Trustpilot Reviews 54 55 22.5 49 37 20.5 56 41 22.5 0 10 20 30 40 50 60 Invisalign SmileDirectClub Telehealth players Third - party NPS 2 Q3 2021 Q1 2022 Q3 20222

2 Trusted brand among customers & professionals

SDC sentiment with dental professionals continues to rise – in line with Invisalign.

60% of customers consult with a dental professional when considering teeth straightening options. Of those customers, fewer are reporting their doctor expressed a negative sentiment while positive/neutral sentiment improves.

SmileDirectClub

(Previous treatment) Please describe whether you consulted with a dental professional and whether they were positive, negative or neutral on the treatment option[1]


SDC
Q4 2022
71%
27%
Q3 2022
70%
23%
6%
Q2 2022
66%
33%
Q1 2022
75%
21%
4%
Positive
Neutral
Negative

- Dental professional was positive
- Dental professional was neutral
- Dental professional was negative

Invisalign

(Previous treatment) Was the dental professional positive, negative or neutral on the treatment options? [2]


Invisalign
Q4 2022
76%
20%
4%
Q3 2022
74%
23%
Q2 2022
71%
27%
Q1 2022
77%
18%
5%
Positive
Neutral
Negative

- Dental professional was positive
- Dental professional was neutral
- Dental professional was negative

Source: U.S. brand tracker (general population): Q3 2022. 1) 399 responses. 2) 536 responses.

2 Trusted brand among customers & professionals

…and we continue to make progress in building credibility with the dental community.

We have a huge growth opportunity with GPs and the Partner Network, especially with the CarePlus offering. Doctors have high awareness of SmileDirectClub, are open to our offering, and are compelled by our value proposition.

200K
General Practices (GPs) in North America looking to grow their patient base and revenue

85% - 90%
People worldwide eligible for treatment – a missed opportunity for GPs

85%
SDC's awareness with GPs is second only to Invisalign (95%)[1]

2%
Total GP revenue that is orthodontics

61%
Doctors who have some degree of interest in being part of our Partner Network and offering SmileDirectClub to patients[1]

Grow revenue
The reason GPs are most interested in joining the Partner Network[1]

Our industry memberships, affiliations and partnerships are growing, most recently with the American Academy of Clear Aligners (AACA), which has turned from actively campaigning against SDC to asking us to become a member as demonstrated by their recent retraction in the AACA Journal Fall 2021 Issue.[2]

American Academy of Clear Aligners | National Dental Association | AADB American Association of Dental Boards | ATDA American TeleDentistry Association | ata Member | Women in DSO | ADSO Association of Dental Support Organizations | DTA

[1] Source: Brand tracking survey with Aegis trade media publishers
[2] Academy of Clear Aligners Fall 2021 Issue: AACA Digs Deeper. Published November 1. (Pages 10, 12.) Go to: https://bit.ly/3ClTzsd for a copy of the report

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20

3 Leading orthodontic telehealth franchise

Customers continue to choose SDC – now with even more options.

Orthodontists have traditionally purchased invisible aligners from a wholesaler or manufacturer, marked up the cost and then sold them to consumers for $5,000-$8,000. SDC's proprietary telehealth platform offers consumers the ability to get the same clinically safe and effective treatment, but without the markup.

Credibility

1.9M customers treated, with a brand at scale they love

- Treatment plan is tailored using proprietary telehealth platform
- All doctors have 4+ years of aligner experience
- 100% of aligners are made in FDA registered and ISO certified 3D printing facility in Tennessee

Certainty

Customers enjoy a new smile in as little as 4 - 6 months

- Efficacy of teleorthodontic treatment with clear aligners validated by clinical research
- Customers can start seeing results in as little as 60 days, and they can be certain in their outcome
- All smiles come with a lifetime smile guarantee
- Better oral hygiene – customers can brush and floss without brackets in the way
- Deliver all aligners and retainers directly to the customer, upfront

Comfort

Laser-cut aligners look and feel better than ever

- ComfortSense is a unique soft, medium, firm plastic, which provides for more gradual movements and a more comfortable fit
- Smooth edges and a custom-shaped aligner means less overlap and irritation of the gumline
- Matte finish gives aligners a natural look
- No buttons, attachments, or IPR
- Two ways to wear aligners: 22 hours a day, or 10 continuous hours only at night

Convenience

Customers choose the treatment option that works for them

- SDC Care original features pioneering remote treatment via SDC's teledentistry platform. SDC CarePlus offers a hybrid option with in-office and remote treatment plus enhanced service
- With both options, aligners arrive up front – customers never wait on their next set
- Experienced dental team is available 24/7 via text, video chat, email or phone
- Customers use the app to track and manage their entire treatment

Cost

SDC aligners cost as little as $3 / day

- Two ways for customers to pay: one single payment or monthly over 26 months
- 100% approval on financing, no credit check, no paperwork
- In network with most major health insurers
- Customers can use HSA, FSA, and CareCredit funds
- All aligner touch-ups are included
- Whitening is included

smile DIRECT CLUB

21

22 Traditional orthodontic model Cost $2,050 (1) $5,000 — $8,000 Limited access to treatment (Only approximately 40% of U.S. counties have orthodontists) Access across U.S., Canada, U.K., Australia and Ireland Access 5 – 10 months 12 – 24 months 10 – 15 orthodontist visits Doctor - directed remote teledentistry In - office visit optional Convenience Barred by poor credit Captive financing for accessible credit 100% approval rating Financing Kits, SmileShops , dentist office Utilizing clinically distinguished teledentistry to offer clear aligners affordably and conveniently. (1) Increased to $2,050 from $1,950 in April 2022 for U.S. with increases targeted for rest of world in Q2 and Q3 2022. 4 Differentiated value proposition via teledentistry platform

5 Vertically integrated model

Substantial strategic value in vertically integrated business model.

Historical Capex Over Time ($M)



$42
$106
$97
$107
$50
2018
2019
2020
2021
2022

Facilities Overview

Antioch & Columbia, TN



- 307K sq. ft combined

Alajuela, Costa Rica



- 45K sq. ft.

Commentary

- Vertically integrated business model allows the company to gain profitable leverage on scale and provide customers the best experience possible
- Nashville, TN state-of-the-art facility represents America's largest 3D printing and clear aligner production facility
- >$400M capex over last 5 years resulted in streamlined manufacturing, positive trends and better customer experience
  - Faster turnaround times
  - Greater productivity and reduced labor
  - Reduction in scrap
  - Higher quality aligner trays
- Investment in proprietary treatment planning software and virtual tools drive greater automation, improved outcomes and better customer experience
- 2nd gen machines producing ~90% of aligners
- Full redundancy back up facility in Columbia, TN



smile

Produced 10M+ individual aligner trays in 2022, averaging over 28K per day smile direct club

23

Q4 financial results. 24

Q4 2022 results.

- Revenue for the quarter was $86.5 million, which is down (31.5%) year-over-year and down (19.0%) from Q3 2022, due to continued macroeconomic headwinds impacting our customers.
- Gross margin for the quarter was 61.0%, which represents a (388 bps) decline year-over-year, and a (904 bps) decline compared to Q3 2022.
  - Gross margin decreased primarily due to the deleveraging of fixed costs on lower sales volume as well as higher impression kit volumes which have lower margins and higher holiday shipping costs.
- Q4 Adjusted EBITDA[1] was $(47.3mm) for the quarter, a $14.3mm year-over-year improvement compared to Q4 2022, despite a ($39.8mm) decrease in revenue driven primarily by cost control actions including lower marketing costs.
- Net loss for the quarter was ($69.4mm) an improvement of $26.0mm vs prior year.
- Q4 Free Cash Flow improved $16.4 million compared to Q4 2021
  - FY 2022 FCF improved $38 million compared to FY 2021, despite $167 million decrease in revenue

	Q4 2022	QoQ	YoY
Net Revenue	$ 86.5mm	(19.0%)	(31.5%)
Gross Profit	$ 52.8mm	(29.4%)	(35.6%)
Gross Margin %	61.0%	(904 bps)	(388 bps)
Adjusted EBITDA[1]	$ (47.3mm)	$ (17.6mm)	$ 14.3mm
EPS, Diluted	$ (0.18)	$ -	$ 0.07
Free Cash Flow[1]	$ (63.3mm)	$ (28.4mm)	$ 16.4mm

Full Year Comparisons *($ in millions)*


$638
$460
$133
$248
$471
$328
$135
$210
FY 2021
FY 2022
Revenue
Gross Profit
Adjusted EBITDA
FCF

FY 2022 revenue decreased $167 million compared to FY 2021 while Adjusted EBITDA decreased only $1 million and Free Cash Flow improved $38 million

(1) Adjusted EBITDA and Free Cash Flow are non-GAAP financial measure. See appendix for definition of Adjusted EBITDA and Free Cash Flow. Prior period reconciliations are available in historical SEC filings at https://investors.smiledirectclub.com/financial-filings/sec-filings.

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25

Gross margin.

- Gross margin for the quarter was 61%, which represents 388 bps decrease from prior year and a 904 bps decrease compared to Q3 2022.
    - When compared to Q3 2022 and Q4 2021, approximately 400 bps relates to deleveraging of fixed costs due to lower Q4 2022 sales.
    - Remaining Q3 2022 variance to Q4 2022 relates to lower retail margins, higher holiday shipping costs and higher impression kit volume which has a higher cost relative to sales.
- Full year 2022 margin was 70% compared to 72% in FY 2021. The decrease was primarily due to the deleveraging of fixed costs due to lower FY 2022 sales.
- We continue to leverage our manufacturing automation enhancements with our 2nd Gen machines producing over 90% of our aligners in the quarter.
- The Q4 2022 and FY 2022 decline in gross margin dollars driven by reduced revenue.



Gross margin %(1)
70%
54%
70%
74%
76%
74%
71%
4%
65%
72%
73%
70%
61%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022



Gross Profit
$450
$460
$328
FY 2020
FY 2021
FY 2022

smile direct club

(1) In Q4 2021, one-time costs related to the implementation of our internal treatment planning software, SmileOS and lower retail margin, primarily due to higher expansion costs and excess inventory costs had an approximate 400 bps impact on margin.

26

Marketing & selling.

- Marketing and selling expenses were $64 million, or 74.1% of net revenue in the quarter compared to 78.6% of net revenue in Q4 2021.
  - Total spend was down $35mm as we continue to focus on marketing efficiency and rationalized store costs.
  - Q4 higher spend as a % of revenue is due to the seasonal increase in preparation for higher volumes in Q1 associated with our "new year, new you" campaign.

- Regarding locations, we had 124 permanent SmileShop locations as of quarter end, compared to 117 locations at the end of Q3 2022

- We also held 32 pop-up events over the course of the quarter, for a total of 156 location sites at the end of the quarter.

- Current Partner Network global locations are now 1,078 active or pending training which represents a net increase of 128 locations from Q3 2022
  - Increased Partner Network growth driven by new CarePlus rollout targeted for 1H 2023

- Full year costs were lower year over year due to the focus on efficiency measures throughout the year.

Referrals as a % of Aligner Orders

Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
20 %	21 %	23 %	22 %	21 %	21 %	20 %	20 %	20 %	21 %	21 %	20 %

Marketing & selling expenses *($ in millions)*



72%
$14
32%
$35
40%
$67
43%
$79
49%
$97
55.
$96
70%
$96
79%
$99
64%
$97
57%
$71
55%
$58
74%
$64
Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022
Actual $
% of Net Revenue

Marketing & selling expenses ($ in millions)



$323
$388
$290
FY 2020
FY 2021
FY 2022

smile direct club

27

G&A expenses ($ in millions) $73 $58 $63 $66 $66 $72 $75 $63 $66 $64 $68 $55 $16 $11 $11 $7 $15 $12 $10 $7 $5 $8 $8 $5 $2 $5 $1 $1 $4 1 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 G&A Stock-based Compensation One-time Costs • General and administrative expenses were $60mm in Q4, compared to $76 million in Q3 2022 • The $55mm base G&A includes the reversal of $4mm of incentive compensation costs based on full year results • We also incurred lower legal expenses and reduced depreciation and amortization as a result of a decrease in capital spending over time. • Cost actions taken in January 2022 now achieving full run rate savings • We plan to stay vigilant with cost control throughout 2023 and beyond, as we focus on continuing to leverage this line item. • Full year G&A expense down $47mm year over year with a focus on cost control and financial discipline. 28 28 General & administrative. $261 $276 $252 $45 $45 $27 $7 $5 FY 2020 FY 2021 FY 2022 G&A Stock-based Compensation One-time Costs G&A expenses ($ in millions)

Other expenses, Adj. EBITDA, and Net income.

- Interest Expense:
  - Totaled $6.6 million in Q4 2022, of which $5.2 million is associated with the new debt facility secured in April 2022 and $1.4 million was deferred loan costs from with the convert we issued last year and capital lease expense
- Other:
  - Other store closure and restructuring costs were ~$1.6 million primarily related to team member costs for severance or retention payments and international facility closure costs.
  - Unrealized currency gain impact of $3.4 million.
  - Other includes insurance proceeds from our cyberattack of approximately $7mm.
- Q4 Adjusted EBITDA(1) was ($47.3) million for the quarter
  - US/Canada Adjusted EBITDA was ($34.5) million
  - Rest of World Adjusted EBITDA was ($12.8) million

Net income (Loss) *($ in millions)*



($96)
($55)
($89)
($95)
($74)
($65)
($70)
($69)
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Adj. EBITDA(1) *($ in millions)*



$5
($23)
($54)
($62)
($34)
($23)
($30)
($47)
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Adj. EBITDA(1) *($ in millions)*



($77)
($133)
($135)
FY 2020
FY 2021
FY 2022

smile direct club

(1) Adjusted EBITDA is a non-GAAP financial measure. See appendix for definition of Adjusted EBITDA. Prior period reconciliations are available in historical SEC filings at https://investors.smiledirectclub.com/financial-filings/sec-filings.

29

($ in millions) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Cash $144.7 $158.3 $120.2 $118.4 Debt $739.6 $792.2 $792.4 $849.4 Accounts Receivable, Net $240.5 $221.6 $201.8 $187.0 Cash Flow from Operations ($ 64.8) ($ 17.8) ($24.1) ($ 51.5) Cash Flow from Investing ($ 11.6) ($17.8) ($10.8) ($11.8) Free Cash Flow (1) ($ 76.4 ) ($35.6) ($34.9) ($ 63.3) 30 • We ended Q4 with $118.4 million in cash and cash equivalents. • Cash from operations for the fourth quarter was ($51.5) million. • Cash spent on investing for the fourth quarter was ($11.8) million • Free Cash Flow was ($63.3) million in the quarter compared to ($79.7) million in Q4 2021 • In Q4 2022, SmilePay financing, which drives our accounts receivable, as a percentage of total aligners purchased was 62.7%, which is about a 260 bps increase over Q3 2022. • Overall, SmilePay delinquency rates continue to be in line with past performance. SmilePay delinquency as a % of sales has increased as a result of lower current period sales. 30 Balance sheet highlights. (1) Free Cash Flow is a non - GAAP financial measure. See appendix for definition of Free Cash Flow. Prior period reconciliations are available in historical SEC filings at https://investors.smiledirectclub.com/financial - filings/sec - filings .

5 1 31 2023 guidance & macro customer impacts.

2023 Guidance includes Strategic Actions to Reduce Costs and Focus on Critical Business Needs. 32 SDC engaged a third - party advisor to evaluate cost saving opportunities while protecting key investment initiatives. Q1 2023 implementation with transition over a 6 - month period. $120MM to $140MM annual run rate cash savings by end of 2023 G&A Savings: $50MM to 55MM • Protects near - term profitability initiatives that launch during 2023 Marketing and Selling Savings: $60MM to $65MM • Continuing efforts to drive marketing efficiency and leverage new initiatives • Store rationalization and leverage new initiatives CapEx Savings: $10MM to $15MM • Reduction in overall investment by focusing on key initiatives • Completion of initiative investments to launch in 2023 COST SAVINGS PLAN

2023 Core Business Annual Guidance.

Stronger gross margin and reduced operating costs driving stronger EBITDA and reduced CapEx optimizing investment spend

REVENUE

Between $400MM to $450MM

- Represents core business only
- Macro factors are key drivers for range of aligner orders driving revenue

COSTS & CAPITAL

Gross Margin: 72.0% to 75.0%

- Efficiencies gained with increased aligner volumes leveraging fixed costs

Adjusted EBITDA[(1)]: ($35MM) to ($5MM)

- Range largely driven by top line revenue results
- Positive Adjusted EBITDA by Q3 2023

Capex: $35MM to $45MM

One-Time Costs: $12MM to $15MM

- Reorganization costs which may include lease buyouts, asset impairments related to the closure of regional operating centers and SmileShops, and employee-related costs, including severance and retention payments, associated with the organizational changes

Revenue and Adjusted EBITDA guidance represents core business only and excludes any contributions from 2023 SmileMaker Platform rollout or launch of CarePlus program smile direct club

(1) Adjusted EBITDA is a non-GAAP financial measure. See appendix for definition of Adjusted EBITDA. Prior period reconciliations are available in historical SEC filings at https://investors.smiledirectclub.com/financial-filings/sec-filings.

33

2023 Growth Initiatives Upside.

Reflects Estimated Potential Contributions to Core Business from 2023 Growth Initiatives including SmileMaker Platform rollout and of CarePlus Program Launch

Revenue

Potential $125MM incremental contribution to Core Business

CarePlus

- Assumes CarePlus priced at $3,900
- Initial CarePlus launch to 4 DMAs occurred in February with planned rollout to all Partner Network locations throughout 2023

SmileMaker Platform (SMP)

- SMP launched in Australia at end of November 2022
- U.S. launch targeted by end of Q2

Adjusted EBITDA

Potential $80MM incremental contribution to Core Business

- Leverages existing Core Business Operating Expense base to drive higher incremental margins

Reflects 2023 contributions weighted to second half of 2023 due to timing of market launches smile direct club

(1) Adjusted EBITDA is a non-GAAP financial measure. See appendix for definition of Adjusted EBITDA. Prior period reconciliations are available in historical SEC filings at https://investors.smiledirectclub.com/financial-filings/sec-filings.

34

35 2023 Potential Full Business Outlook. Combines 2023 Core Business Guidance with 2023 Growth Initiatives Potential Contributions including SmileMaker Platform rollout in U.S. and Continued CarePlus Program Expansion (1) Potential growth initiative contributions weighted to second half of 2023 due to timing of market launches (1) Adjusted EBITDA is a non - GAAP financial measure. See appendix for definition of Adjusted EBITDA. Prior period reconciliations are available in historical SEC filings at https://investors.smiledirectclub.com/financial - filings/sec - filings . Measure Core Business Growth Initiatives Potential Contribution (1) Potential Full Business Revenue $400M to $450M $125M $525M to $575M Gross Margin 72.0% to 75.0% 85.0% 75.0% to 77.0% Operating Income ($140M) to ($100M) $80M ($60M) to ($20M) Adjusted EBITDA ($35M) to ($5M) $80M $45M to $75M CapEx $35M to $45M One-Time Costs $12M to $15M Change in Cash $4M Ending Cash $122M Accessible Cash $66M

36 36 Our core customer is still experiencing outsized price increases of non - discretionary purchases. RESULTING IN LESS DISCRETIONARY CAPACITY FOR $50K - $69K Source: Bureau of Labor Statistics, U.S. Census Bureau 4% 5% 6% 7% 8% 9% 10% 11% <$15K $15K to $29K $30K to $39K $40K to $49K $50K to $69K $70K to $99K $100K to $149K $150K to $199K $200K+ 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 Household Income Weighted Avg CPI, Non - Discretionary Items The cost of non - discretionary items for $50K - $69K households was +7.0% in Q4 2022 -- down from +8 .9 % in Q3 2022 and +14.8 % in a two - year stack with Q4 2021 . Higher - income demographics less impacted by inflation as non - discretionary spend represents a smaller portion of their overall spending.

37 37 Economic sentiment on major purchases remains down since February 2022. Source: ESI: February 1, 2023 Publication Titled ‘ Economic s entiment f alls as consumer spending slows ’ URL: https://esi - civicscience.pentagroup.co

Multiple avenues to achieve outsized growth.

Growth Platforms

Channel / Product

Growth Drivers

Organic Volume Growth and Footprint Expansion



- ✓ Grow through organic customer penetration with normalizing economic backdrop
- ✓ Continue to focus marketing efforts to enhance brand awareness and adoption
- ✓ Strategic and disciplined expansion in targeted markets and within dental offices

Retail Partnerships and Adjacent Product Expansion



- ✓ Expand LTV through additional oral care and ancillary products
  - ✓ Retainers
  - ✓ Whitening treatments
  - ✓ Oral care products
- ✓ Expand key retail partnership with Walmart and others, that serves as potential on-ramps to expand brand awareness

SmileMaker make it easier to get started



- ✓ Leverage our growing innovation portfolio to launch new products, features and services
- ✓ Reduces timeline for customers to make purchasing decision from days or weeks to minutes
- ✓ Increase sales conversion and customer access to drive revenue growth

Successfully Target Higher Income Consumers



- ✓ Sell to higher income customer and teen segments
- ✓ Grow our professional channel – the Partner Network using CarePlus
- ✓ Continuing to move upstream by adding premium features, services, and experience through CarePlus smile direct club

38

5 1 39 Appendix.

• SDC U.S. SmilePay SPV (“SPV”) is a wholly - owned special purpose subsidiary of the Company • The Company entered into a Loan Agreement (the “Loan Agreement”) by and among SPV, as borrower, SmileDirectClub,LLC as the seller and servicer, the lenders from time to time party thereto, and HPS Investment Partners, LLC, as administrative agent and collateral agent • Subject to certain exceptions, the Loan Agreement is secured by first - priority security interests in SPV’s assets, which consist of certain receivables, cash, intellectual property and related assets. SPV’s obligations under the Loan Agreement are guaranteed on a limited basis by SmileDirectClub, LLC and SDC Financial LLC (collectively, the “Guarantors”). • This facility enables us to access additional liquidity on favorable terms by leveraging our receivables and providing us with greater flexibility to fuel ongoing operations and execute on growth initiatives. 40 Secured Debt Facility Amount $255 million Security Interest Certain Receivables, Cash & IP Maturity 42 months Delayed Draw Availability 18 months Interest L+700bps Cash & 375bps PIK Undrawn Commitment Fee 275bps 40 Summary of debt facility.

5 1 41 Other SEC related disclosures.

US/Canada vs. ROW.

	US & Canada			ROW		
Q4 2022 Comparison	**Q4 2022**	**% of Total**	***QoQ***	**Q4 2022**	**% of Total**	***QoQ***
Total Unique Aligner Orders Shipped	32,728	*78.9%*	*(19.0%)*	8,734	*21.1%*	*(26.9%)*
Average Aligner Gross Sales Price	$1,999	*N/A*	*2.7%*	$1,814	*N/A*	*3.7%*
Total Revenue	$71.9mm	*83.0%*	*(17.6%)*	$14.7mm	*17.0%*	*(25.2%)*
Gross Profit	$44.4mm	*84.1%*		$8.4mm	*15.9%*	
Gross Margin %	*61.7%*			*57.4%*		
S&M	$50.9mm	*79.4%*		$13.2mm	*20.6%*	
As % of Total Revenue	*52.5%*			*63.5%*		
G&A	$47.9mm	*79.6%*		$12.3mm	*20.4%*	
As % of Total Revenue	*71.5%*			*67.1%*		
Adj EBITDA(1)	($34.5mm)			($12.8mm)		

	US & Canada			ROW		
Full Year 2022 Comparison	**FY 2022**	**% of Total**	***YoY***	**FY 2022**	**% of Total**	***YoY***
Total Unique Aligner Orders Shipped	188,738	*81.1%*	*(30.5%)*	44,049	*18.9%*	*(27.7%)*
Average Aligner Gross Sales Price	$1,937	*N/A*	*3.9%*	$1,809	*N/A*	*(8.1%)*
Total Revenue	$395.1mm	*83.9%*	*(24.8%)*	$75.7mm	*16.1%*	*(32.6%)*
Gross Profit	$279.4mm	*85.2%*		$48.5mm	*14.8%*	
Gross Margin %	*70.7%*			*64.0%*		
S&M	$234.3mm	*80.7%*		$55.9mm	*19.3%*	
As % of Total Revenue	*59.3%*			*73.9%*		
G&A	$225.7mm	*81.2%*		$52.2mm	*18.8%*	
As % of Total Revenue	*57.1%*			*69.0%*		
Adj EBITDA(1)	($92.7mm)			($41.8mm)		

smile direct club

(1) Adjusted EBITDA is a non-GAAP financial measure. See appendix for definition of Adjusted EBITDA. Prior period reconciliations are available in historical SEC filings at https://investors.smiledirectclub.com/financial-filings/sec-filings.

42

43 Three Months Ended December 31, Year Ended December 31, (In thousands) 2022 2021 2022 2021 Net loss ($69,431) ($95,365) ($277,853) ($335,650) Depreciation and amortization 16,786 18,458 74,354 70,113 Total interest expense 6,591 1,877 17,961 23,154 Income tax (benefit) expense (174) (308) (642) 1,268 Restructuring and other related costs 1,799 2,039 19,668 3,798 Equity - based compensation 5,049 6,969 26,608 44,628 Other non - operating general and administrative costs (7,957) 4,699 5,250 59,485 Adjusted EBITDA ($47,337) ($61,631) ($134,613) ($133,204) Note: Adjusted EBITDA is a non - GAAP financial measure. Net Income to Adjusted EBITDA.

44 Market Mar 31, 2021 Jun 30, 2021 Sept 30, 2022 Dec 31, 2022 United States 85 88 89 93 Canada 8 8 7 7 United Kingdom 7 9 9 12 Australia 7 7 6 6 France (1) 2 5 5 5 Ireland 1 1 1 1 Total 110 118 117 124 SmileShop Bridge. Currently 9% of SmileShops are located within Dental Practices (1) Subsequent to 12/31/2022, SDC began winding down operations in France beginning in January 2023.

45 Three Months Ended December 31, Year Ended December 31, (In thousands) 2022 2021 2022 2021 Cash Flow From Operations ($51,470) ($43,452) ($158,174) ($141,519) Cash Flow From Investing (11,828) (36,283) (51,996) (106,567) Free Cash Flow ($63,298) ($79,735) ($210,170) ($248,086) Note: Free Cash Flow is a non - GAAP financial measure. Cash Flow from Operations to Free Cash Flow.

Gross to Net Revenue Bridge.

($ in millions; except for Aligners Shipped and ASP)

	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Total Unique Aligner Orders Shipped(1)	**69,906**	**66,133**	**76,254**	**62,705**	**52,367**	**41,462**
Average Aligner Gross Sales Price ("ASP")	$1,900	$1,899	$1,890	$1,917	$1,902	$1,960
Aligner Gross Revenue	**$ 132.8**	**$ 125.6**	**$ 144.2**	**$ 120.2**	**$ 99.6**	**$ 81.3**
Implicit Price Concession(2)	(10.7)	(13.6)	(13.9)	(11.0)	(8.9)	(10.4)
Reserves and other adjustments(3)	(13.9)	(13.0)	(11.3)	(10.3)	(10.6)	(8.1)
Aligner Revenue(4)	**$ 108.3**	**$ 99.0**	**$ 118.9**	**$ 98.9**	**$ 80.1**	**$ 62.8**
Financing Revenue(5)	10.9	9.8	9.1	9.0	8.2	7.4
Other Revenue and adjustments(6)	18.5	17.5	23.5	17.8	18.4	16.4
Total Net Revenue	**$ 137.7**	**$ 126.3**	**$ 151.6**	**$ 125.7**	**$ 106.8**	**$ 86.5**

Note: All information in this file is publicly available from our SEC filings.

(1) Each unique aligner order shipped represents a single contracted member.

(2) Estimated based on historical write-off percentages and expected net collections. Excludes implicit price concessions on financing revenue.

(3) Includes impression kit revenue, refunds and sales tax.

(4) As defined in quarterly and annual filings (Aligner Gross Revenue less IPC and Reserves and other adjustments).

(5) Represents interest income earned on our SmilePay financing program, net of IPC starting in 2019, as noted in footnote 2 above.

(6) Includes net revenue related to retainers, whitening, and other ancillary products.

smile direct club

46

• This convertible debt financing strengthens our balance sheet, with minimal equity dilution, and fortifies us against a protracted COVID environment, while also enabling to us to comfortably execute our growth strategy over the coming years, while also investing in R&D, innovation, and other business development opportunities. 47 Convertible Debt Key Terms Base Deal Size $650 million Green Shoe (exercised) $97.5 million Coupon 0.00% Conversion Premium/Price 40.0% / $18.06 Settlement Date February 9, 2021 Maturity February 1, 2026 Capped Call Key Terms Capped Call Lower Strike 40.0% / $18.06 Capped Call Upper Strike 100.0% / $25.80 Net Premium 9.3% of proceeds Effective all - in Rate/Terms ~2.0% Cost of Capital up 100% 47 Summary of convertible debt terms.

6 1